UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of  1934

         Date of Report (Date of earliest event reported): June 28, 2007


                              GLOBAL WATAIRE, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                 000-31343                          36-4567500
         (Commission File Number)        (IRS Employer Identification No.)

     534 DELAWARE AVENUE, SUITE 412
            BUFFALO, NEW YORK                         14202
      (Principal executive offices)                (Zip Code)

                                 (910) 616-0077
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange    Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  8.01.   OTHER  MATTERS.

On 25 June 2007, we entered into a letter of intent NexGen Bio Energy, LLC., (NexGen) of Marion, Ohio with respect to a proposed transaction in which Global, or its subsidiary, will purchase from NexGen a 4 million gallon per year, automated, continuous flow, programmable logic controlled, biodiesel production plant designed by Biodiesel Technologies, Inc. and manufactured by Total Energy Resources, Inc, both of Tulsa, OK. The biodiesel plant, designated a BPU400, is to be installed in a biodiesel plant facility either rented from NexGen or at a plant to be acquired by us. It is intended that this purchase will be the first in series of investments in the biodiesel production industry.


ITEM  9.01   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits.
             ---------

     The  following  exhibits  are  filed  herewith:

     EXHIBIT NO.                     IDENTIFICATION OF EXHIBIT
     -----------                     -------------------------


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2007.                 GLOBAL WATAIRE, INC.


                                     By  /s/ Sydney  A. Harland
                                         -----------------------------------
                                         Sydney  Harland,
                                         President and Chief
                                         Executive Officer